Prospectus supplement dated April 4, 2014
to the following prospectus(es):
The Best of America® V, NEA Valuebuilder SelectSM, and The Best of America® America's VISION Annuity® prospectus dated May 1, 2013
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
On April 21, 2014, pursuant to the terms of the annuity contract, Nationwide is exercising its right to refuse transfers or Purchase Payments into the Fixed Account if the Fixed Account value is (or would be after the transfer or Purchase Payment) greater than or equal to 30% of the total Contract Value at the time such transfer is requested or such Purchase Payment is submitted.
PROS-0255